UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2017

McKesson Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-13252	94-3207296
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Post Street, San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 983-8300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 18, 2017, McKesson Corporation (the “Company”) announced that it will appoint Britt Vitalone as its Executive Vice President and Chief Financial Officer effective January 1, 2018. Mr. Vitalone will replace James A. Beer who will be leaving the Company early next calendar year to become chief financial officer of Atlassian Corporation PLC.

Mr. Vitalone, age 48, is currently Senior Vice President and Chief Financial Officer of U.S. Pharmaceutical and McKesson Specialty Health, which includes responsibility for all day-to-day financial and accounting operations including long range planning and financial oversight of new strategic initiatives. From 2012 to 2014, Mr. Vitalone served as the Company’s Senior Vice President, Corporate Financial Planning and Analysis and Mergers & Acquisitions Finance with responsibility for the Company’s financial planning, cash flow forecasting, mergers an acquisitions and competitive analysis functions. From 2009 to 2012, he was Senior Vice President and Chief Financial Officer of the Company’s Medical-Surgical business, having joined the Company in 2006 as Vice President, Finance of the same business. Prior to joining the Company, Mr. Vitalone held a variety of financial leadership positions with General Electric Financial Assurance, CarMax, Inc. and Bausch & Lomb Inc.

Mr. Vitalone holds a Bachelor of Science degree in accounting from St. John Fisher College and is a certified public accountant. No family relationship exists between Mr. Vitalone and any of the Company’s directors or executive officers. Compensation for Mr. Vitalone associated with his new position has not been determined at the time of filing this report.

Item 7.01	Regulation FD Disclosure.

On December 18, 2017, the Company issued a press release announcing that Britt Vitalone will serve as the Company’s new Executive Vice President and Chief Financial Officer following Mr. Beer’s resignation effective December 31, 2017. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information contained in this item, including Exhibit 99.1, is furnished to the Securities and Exchange Commission (the “Commission”), but shall not be deemed “filed” with the Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by the Company dated December 18, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2017

McKesson Corporation

By:	/s/ Lori A. Schechter
Lori A. Schechter
Executive Vice President, General Counsel and Chief Compliance Officer